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                                                                   EXHIBIT 23(b)





                        CONSENT OF MOORE STEPHENS FROST





     As independent public accountants, we hereby consent to the use in this Amendment No. 1 to the Form S-4 Registration Statement of our report dated January 10, 1997 and to all references to our Firm included therein.




                                       /s/ MOORE STEPHENS FROST
                                           Moore Stephens Frost




Little Rock, Arkansas
February 2, 1998